Second Quarter 2018 Earnings conference call John S. D’Orazio, CEO Paul W. Nester, CFO

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward- looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the first day of the month set forth on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. Non-GAAP Measures: this presentation includes an estimate of Pre Tax Reform Earnings per Share, which is a non- GAAP financial measure. 2

Agenda  Key Operational and Financial Highlights  2018 Outlook  Questions 3

Key Highlights  Earnings per Share (EPS):  Six-months ended March 31: 2018 2017 Basic: $0.76 $0.76 Diluted: $0.75 $0.76  Pre-Tax Reform, six-months ended March 31: Basic: $0.78  Successful Equity Offering 4

5 SAVE Rider $2.4 Customer Growth & System Expansion $1.3 Other Capital $1.3 2017 2018 $0.5 $1.5 $2.5 $3.5 $4.5 $5.5 $6.5 $7.5 Total Capital Expenditures Mi lli o n s $2.0 million, or 29% decrease in capital spending Roanoke Gas Q2 Capital Expenditures

6 SAVE Rider $5.0 Customer Growth & System Expansion $2.9 Other Capital $2.5 2017 2018 $0.5 $2.5 $4.5 $6.5 $8.5 $10.5 $12.5 Total Capital Expenditures Mi lli o n s $1.5 million, or 13% decrease in capital spending Roanoke Gas YTD Capital Expenditures

Customer Growth 58,600 58,800 59,000 59,200 59,400 59,600 59,800 60,000 60,200 60,400 60,600 2015 2016 2017 2018 Average Customers (twelve-months ended March 31)  Consistent customer growth year over year since 2015  155 new customers in the second fiscal quarter  360 total new customers in the six months ended March 31, 2018 7

- 500 1,000 1,500 2,000 2,500 Residential Commercial Industrial Th o u san d s Volumes Sold (DTH) Q2 2017 Q2 2018 2018 vs 2017 Residential 31% C&I 15% Q2 Volume Growth 8

- 500 1,000 1,500 2,000 2,500 3,000 3,500 Residential Commercial Industrial Th o u san d s Volumes Sold (DTH) YTD 2017 YTD 2018 2018 vs 2017 Commercial 20% Industrial 3% Top 10 Customers 9% YTD Volume Growth 9

10  RGC Midstream investment $35 million  FERC approved and construction in progress  Targeted in-service date end of calendar year 2018  MVP Southgate Project Update $5 $25 $5 $0 $10 $20 $30 2017A 2018E 2019E ($ m m ) RGC Midstream CapEx

11  70 mile natural gas pipeline system  20 and 16 inch steel underground pipe  Starts at TRANSCO 165 and extends into central NC  Anchored by firm capacity commitment from PSNC Energy  Same project partners as MVP Southgate Proposed Schedule  Ongoing: Public Participation  May 2018: FERC Pre-filing  Calendar Q4 2018: File FERC Application  Calendar Q1 2020: Begin Construction  Calendar Q4 2020: In-Service Date

Consolidated Financial Results 12

13  Capital Spend  MVP Investment  Earnings 2018 Outlook 45% 41% 14% Roanoke Gas Fiscal 2018 CapEx Plan SAVE Rider & Station Replacement $10.0 Customer Growth & System Expansion 9.0 Utility Maintenance 3.0 Total $22.0

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